                                                                    EXHIBIT 10.2

                     BUYER(S)/BORROWER(S) CLOSING STATEMENT

                                   Prepared by
                                 GUARDIAN TITLE
                            9311 COLLEGE PKWY. STE 2
                           FORT MYERS, FLORIDA 33919
                               PH:(941) 282-1600

SELLER(S): ....................    Florida Income Fund, L.P.

PURCHASER(S): .................    South Seas Properties Company Limited Partnership

PROPERTY: .....................    Seaside Inn, Sanibel, Fl.

FILE NO.#: ....................    F70524G        SETTLEMENT DATE: 01/10/97          PRORATION DATE: 01/01/97

                                                  Disbursement Date: 01/06/97

                                                CHARGES           CREDITS

Sales Price: ............................... 6,485,000.00
Deposit: ...................................                     100,000.00
Assessment: 01/01 - 09/30: .................       496.64
Mortgage Policy Amount: ....................       150.00
Attorneys Fees: ............................     1,570.00
Disbursements: .............................        85.00
Flood Certification: .......................        18.00
FF9 and Var Rate End: ......................     2,180.50
UCC Filing & Search: .......................        31.24
Record UCC-1: ..............................        24.00
Additional Int. to 1/6/97: .................     5,372.61 **
Current Assets: ............................    81,750.00
Renovation Advance: ........................                     335,000.00
Current Liabilities: .......................                     178,579.00
Record Deed: ...............................        15.00
Sec. of State Filing Fee: ..................        34.00
Record Assumption Inst.-01: ................        33.00
Mortgage Doc Stamps Asmp-1: ................     8,767.50
Assumed Mtg(s) ............................. 2,504,946.71

CASH DUE FROM PURCHASERS: .................. 3,467,001.78
                                             ============      ============
TOTALS:                                      6,685,527.49      6,585,527.49



                              SOUTH SEAS PROPERTIES COMPANY LIMITED
                              PARTNERSHIP, an Ohio Limited Partnership

                              By: T&T RESORTS, L.C., a Florida Limited
                                  Liability Company, as General Partner

                                  By: /s/ Robert M. Taylor
                                     -------------------------------
                                     Robert M. Taylor, Manager

** Additional Interest computed as follows:
   Barnett Bank of Lee County           $4,070.58
   Gallery Mortgage Joint Venture        1,300.00
   NationsBank (Plymouth Voyager)            2.03
                                        ---------
                                        $5,372.61

                          SELLER(S) CLOSING STATEMENT

                                 Prepared by
                                GUARDIAN TITLE
                           9311 COLLEGE PKWY. STE 2
                          FORT MYERS, FLORIDA 33919
                              PH:(941) 282-1600

SELLER(S): ....................    Florida Income Fund, L.P.

PURCHASER(S): .................    South Seas Properties Company Limited Partnership

PROPERTY: .....................    Seaside Inn, Sanibel, Fl.

FILE NO.#: ....................    F70524G        SETTLEMENT DATE: 01/10/97          PRORATION DATE: 01/01/97

                                                  Disbursement Date: 01/06/97

                                               CHARGERS           CREDITS

Sales Price: ...............................                    6,485,000.00
Deposit: ................................... 1,000,000.00
Assessment: 01/01 - 09/30: .................                          496.64
Settlement Fee: ............................       200.00
Abstract Fee: ..............................       200.00
Title Examination: .........................       200.00
Owner's Policy Amount:......................    21,530.00
Legal Fee & Disb.: .........................     5,303.77
Wire Transfer ..............................        40.00
Current Assets: ............................                       81,750.00
Payoff Ply. Voyager/Nationsbank: ...........     1,662.50
Renovation Advance: ........................   335,000.00
Current Liabilities: .......................   178,579.00
Lee County Garbage Payment: ................       664.01
Doc Stamps on Deed: ........................    45,395.00
Mortgage Payoff: ...........................   650,000.00
Release(s): ................................        10.50
Assumed Mtg(s): ............................ 2,504,946.71

CASH DUE TO SELLERS: ....................... 2,723,515.15
                                             ============      ============
TOTALS:                                      6,567,246.64      6,567,246.64

                                   FLORIDA, INCOME FUND, L.P. an Iowa Limited
                                   Partnership, also known as FLORIDA INCOME FUND, an Iowa Limited Partnership

                                   By: MARINER CAPITAL MANAGEMENT, Inc., a
                                       Florida Corporation, its Managing General Partner


                                       By: /s/ Lawrence A. Raimondi
                                          ----------------------------------------
                                               Lawrence A. Raimondi, President


A. SETTLEMENT STATEMENT  U.S. Department of Housing
                         and Urban Development

                                                               OMB No. 2502-0265
B. Type of Loan
1.   FHA    2.   FmHA 3.   Conv. Unhs.       6. File Number      7. Loan Number      8. Mortgage Insurance Case No.#
  --           --        --
4.   VA     3.   Conv. Ins                        F70524G             063292B3623-3
  --           --

C. NOTE: This form is furnished to give you a statement of actual settlement costs. Amounts paid by the Settlement agent are shown. Items marked (P.O.C.) were paid outside the closing; they are shown here for information purposes and are not included in the totals.

D. Name and Address of Borrower.        E. Name and Address of Seller           F. Name and Address of Lender
South Seas Properties Company           Florida Income Fund, L.P.               Barnett Bank of Lee county,
Limited Partnership                                                             N.A.
                                                                                2000 Main Street, Suite 200
12800 University Drive                  12800 University Drive                  Ft. Myers, Fl. 33902
Ft. Myers, Fl. 33907                    Ft. Myers, Fl. 33907

G. Property Location                                   H. Settlement Agent
                                                          GUARDIAN TITLE
Seaside Inn
Sanibel, Fl.                                              Place of Settlement             I. Settlement
                                                          1802 BROADWAY                      DATE
                                                          FORT MYERS, FLORIDA 33901            01/01/97
                                                                                           DD: 01/06/97
J. SUMMARY OF BORROWER'S TRANSACTION:
100. Gross Amount Due From Borrower
101. Contract sales price                                        6,485,000.00
102. Personal property
103. Settlement charges to borrower (line 1400)                     12,908.24
104. Additional Int. to 1/6/97                                          5,372.61
105. Current Assets                                                 81,750.00
     Adjustments for items by seller in advance
106. City/town taxes               to
107. County taxes                  to
108. Assessments     01/01         to    09.30                          496.64
109.
110.
111.
112.

120. GROSS AMOUNT DUE FROM BORROWER                               6,585,527.49
200. Amount Paid By or in Behalf of Borrower
201. Deposit or earnest money                                       100,000.00
202. Principal amount of new loan(s)
203. Existing loan(s) taken subject to                            2,504,946.71
204.

205.

206.
207. Renovation Advance                                             335,000.00
208. Current Liabilities                                            178,579.00
209.
                Adjustments for items unpaid by seller
210. City/town taxes          to
211. County taxes             to
212. Assessments              to
213.
214.
215.
216.
217.
218.
219.

220. TOTAL PAID BY/FOR BORROWER                                   3,118,525.71
300. Cash at Settlement From or To Borrower
301. Gross amount due from borrower (line 120)                    6,585,527.49
302. Less amounts paid by/for borrower (line 220)                 3,118,525.71

303. CASH      FROM           BORROWER                            3,467,001.78

K. SUMMARY OF SELLER'S TRANSACTION:
400. Gross Amount Due to Seller
401. Contract sales price                                         6,458,000.00
402. Personal property
403.
404.
405. Current Assets                                                  81,750.00
             Adjustments for items paid by seller in advance
406. City/town taxes               to
407. County taxes                  to
408. Assessments    01/01          to        09/30                      496.64
409.
410.
411.
412.

420. GROSS AMOUNT DUE TO SELLER                                   6,567,246.64
500. Reductions in Amount Due to Seller
501. Excess Deposits (see instructions)                             100,000.00
502. Settlement charges to seller (line 1400)                        72,879.27
503. Existing loan(s) taken subject to                            2,504,946.71
504. Payoff of first mortgage loan

505. Payoff of second mortgage loan                                 650,000.00
     Gallery Mortgage Joint Venture
506. Payoff Ply. Voyager/Nationsbank                                  1,662.50
507. Renovation Advance                                             335,000.00
508. Current Liabilities                                            178,579.00
509. Lee County Garbage Payment                                         664.01
      Adjustments for items unpaid by seller
510. City/town taxes               to
511. County taxes                  to
512. Assessments                   to
513.
514.
515.
516.
517.
518.
519.

520. TOTAL REDUCTION AMOUNT DUE SELLER                            3,843,731.49
600. Cash at Settlement to or From Seller
601. Gross amount due to seller (line 420)                        6,567,246.64
602. Less reduction amount due seller (line 520)                  3,843,731.49

603. CASH         TO          SELLER                              2,723,515.15

     Your are required by law to provide the Settlement Agent with your taxpayer identifications number. If you do not provide GUARDIAN TITLE with your correct taxpayer indentification number, you may be subject to civil or criminal penalties imposed by law.

     CERTIFICATION: Under penalties of perjury, I certify that the number shown on this statement is correct taxpayer identification number.
                                                                         Florida Income Fund, L.P.

-------------------------------------------------------------------      -------------------------------------------------
South Seas Properties Company Limited Partnership    Buyer/Borrower      Lawrence A. Raimondi, General Partner      Seller

-------------------------------------------------------------------      -------------------------------------------------
                                                     Buyer/Borrower                                                 Seller
Tax ID Number                                                            Tax ID Number


     SELLER INSTRUCTIONS: If this real estate was your principal residence, file Form 2119, Sale or Exchange of Principal Residence, for any gain, with your income tax return; for other transactions, complete the applicable parts of Form 4794, Form 6252 and/or
Schedule D (Form 1040).
     SUBSTITUTE 1099: The information contained in Blocks E, G, H, I and on line 401 (or, if Form 401 is asterisked, lines 403 and
404) is important tax information and is being furnished to the Internal Revenue Service. If you are required to file a return, a negligence penalty or other sanction will be imposed on you ??????????????????????? reported and the IRS determines that it has not been reported.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              RESPA, HB 4305.2 -- REV. HUD-1 (3/86)


                                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                                                SETTLEMENT STATEMENT
                                                       Page 2

L. SETTLEMENT CHARGES:             FILE NO.#: F70524G             PAID FROM       PAID FROM
700. TOTAL SALES/BROKER'S COMMISSION based on price $  @          BORROWER'S       SELLER'S
   Division of commission (line 700) as follows:                   FUNDS AT         FUNDS AT
701. $              to                                            SETTLEMENT       SETTLEMENT
702. $              to
703. Commission paid at Settlement
704.
800. ITEMS PAYABLE IN CONNECTION WITH LOAN
801. Loan Origination Fee       %
802. Loan Discount              %
803. Appraisal Fee              to
804. Credit Report              to
805. Lender's Inspection Fee    to
806. Mfg. Ins. Application Fee  to
807. Assumption Fee             to
808. Attorneys Fees      Coll Davidson Carter et al               1,570.00
809. Disbursements       Coll Davidson Carter et al                  85.00
810. Flood Certification Barnett Bank of Lee County NA               18.00
811.
900. ITEMS REQUIRED BY LENDER TO BE PAID IN ADVANCE
901. Interest from  to   @$   /day
902. Mortgage Insurance Premiums for     to
903. Hazard Insurance Premiums for  yrs  to
904.
905.
1000. RESERVES DEPOSITED WITH LENDER FOR
1001. Hazard Insurance        mo.@$     /mo.
1002. Mortgage insurance      mo.@$     /mo.
1003. City Property Taxes     mo.@$     /mo.
1004. County Property Taxes   mo.@$     /mo.
1005. Annual Assessments      mo.@$     /mo.
1006.                         mo.@$     /mo.
1007.                         mo.@$     /mo.
1008.                         mo.@$     /mo.
1100. TITLE CHARGES
1101. Settlement or closing fee  to  Guardian Title                             200.00
1102. Abstract or title search   to  Guardian Title                             200.00
1103. Title examination          to  Guardian Title                             200.00
1104. Title insurance binder     to
1105. Document Preparation       to
1106. Notary Fees                to
1107. Attorney's fees            to
       (includes above items No:                        )
1108. Title Insurance            to  Guardian Title                 150.00   21,530.00
       (includes above items No:                        )
1109. Lenders's coverage $ 2,508,000.00 --- 150.0
1110. Owner's coverage   $ 6,485,000,00 --- 21530.00
1111. FF9 and Var Rate End  Guardian Title                        2,180.50
1112. Legal Fee & Disb.     Norman A. Harman, Esq.                            5,303.77
1113.
1200. GOVERNMENT RECORDING AND TRANSFER CHARGES
1201. Recording Fee:   Deed $15.00; Mortgage $33.00;
       Releases $10.50                                               48.00       10.50
1202. City/county tax/stamps: Deed $ ; Mortgage $
1203. State Tas/stamps:  Deed $ 45,395.00;
       Mortgage $8,767.50                                         8,767.50   45,395.00
1204.
1205. Sec of State Filing Fee                                        34.00
1300. ADDITIONAL SETTLEMENT CHARGES
1301. Survey          to
1302. Pest Inspection to
1301. UCC Filing & Search Guardian Title                             31.24
1304. Wire Transfer       Guardian Title                                         40.00
1305. Record Ucc-1        Clerk of Circuit Court                     24.00

1400. TOTAL SETTLEMENT CHARGES (enter on lines 103 and
       502, Sections J and K)                                    12,908.24   72,879.27

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account of by me in this transaction. I further certify that I have received a copy of the HUD-1 Settlement Statement.
                                                                         Florida Income Fund, L.P.

-------------------------------------------------------------------      -------------------------------------------------
South Seas Properties Company Limited Partnership    Buyer/Borrower      Lawrence A. Raimondi, General Partner      Seller

-------------------------------------------------------------------      -------------------------------------------------
                                                     Buyer/Borrower                                                 Seller
Tax ID Number                                                            Tax ID Number

The HUD-1 Settlement Statement which I have prepared is a true accurate account of this transaction. I have caused the funds to be disbursed in accordance with this statement.

-------------------------------------------------------------------      -------------------------------------------------
GUARDIAN TITLE                                     Settlement Agent                                                   Date

WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine or imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010.
---------------------------------------------------------------------------------------------------------------------------
                                                                                      RESPA, HB 4305.2 -- REV. HUD-1 (3/86)

SOUTH SEA PROPERTIES COMPANY LIMITED
PARTNERSHIP, an Ohio Limited Partnership

By: T&T RESORTS, L.C., a Florida Limited
    Liability Company, as General Partner



   By: /s/ Robert M. Taylor
      -------------------------
      Rober M. Taylor, Manager

FLORIDA INCOME FUND, L.P., and Iowa Limited
Partnership, also known as FLORIDA INCOME FUND, an Iowa Limited Partnership

By: MARINER CAPITAL MANAGEMENT, Inc., a
    Florida Corporation, its Managing General Partner


   By: /s/ Lawrence A. Raimondi
      --------------------------
      Lawrence A. Raimondi, President